CONFESSED JUDGMENT PROMISSORY NOTE WITH SECURITY

US$50,000.00	February 28, 2012

FOR VALUE RECEIVED, the undersigned, Innolog Holdings Corporation, a Nevada Corporation and a foreign corporation doing business in Virginia, and Innovative Logistics Techniques, Inc., a Virginia corporation (“Innolog”), with principal executive offices are located at 4000 Legato Road, Suite 830, Fairfax, Virginia 22033, telephone number is (703) 766-1412, fax number is (703) 766-1425 and five additional offices located in Washington D.C., Tennessee and Florida (together, the “Makers”), promises to pay to Evan Gappelberg and/or Atlas Advisers, LLC (the “Payee”), and Guarantor, Dr. Ian Reynolds (“Guarantor”) guarantees such performance, at such place as the Payee may later designate in writing, in lawful money of the United States, the principal sum of FIFTY THOUSAND & 00/100 United States Dollars ($50,000.00) (the “Principal Amount” as further defined herein) in accordance with this secured Promissory Note (the “Note”) under the terms set forth herein.

1.	Principal Amount:

The Principal Amount is FIFTY THOUSAND & 00/100 DOLLARS ($50,000.00) (“Principal Amount”).

2. Maturity Date/Pre-payment:

The maturity date (“Maturity Date”) is thirty (30) business days from the receipt of the Principal Amount, but in no event later than April 3, 2012. The Makers and Guarantor shall have the right to prepay at any time and from time to time, in advance of the respective Maturity Date, without premium or penalty (but the entire Fee shall be due and payable), all or part of the then outstanding Principal Amount and other amounts due and owing. Each payment shall be applied first to the principal balance due. The Maturity Date may be extended with the approval of all parties.

3.	Rate of Interest/Fee:

Makers shall pay to Payee a flat fee (“Fee”) of FIVE THOUSAND & 00/100 DOLLARS ($5,000.00), due and payable on or before March 5, 2012, which Fee shall be deemed earned at the time of the initial funding of the loan.

4.	Additional Compensation:

Simultaneous with the execution of this Note, but no later than March 7, 2012, Makers shall grant and issue to Payee or Payee’s designee 125,000 shares of common stock of Innolog Holdings Corporation, a Nevada corporation.

In addition, at the option of Payee, Makers shall either (a) pay to Payee on or before the Maturity Date an additional ten percent (10%) fee of FIVE THOUSAND & 00/100 DOLLARS ($5,000.00) or (b) grant and issue to Payee or its designee warrants to purchase FIFTY THOUSAND (50,000) shares of common stock of Innolog Holdings Corporation with an exercise price of $0.07 per share through February 28, 2017 pursuant to the company’s standard warrant agreement.

5.	Late Fee/ No right to Extend:

If this Note is not paid in full within five (5) business days of the Maturity Date, a late fee (“Late Fee”) of TEN THOUSAND & 00/100 DOLLARS ($10,000.00) shall be due and owing and paid at the time the Note is extended, in which case, Makers and Guarantor shall have an additional twenty-one (21) days in which to pay the total amount owed.

6.	Security Interest

Makers shall grant to Payee a security interest in the specific monthly accounts receivable of Makers or Innolog as listed below:

5030-116 ODCSLOG ARMY Receiveable from W91WAW-09-C-0173 DFAS for March 2012

(the “Collateral”). Makers and Guarantor shall execute and promptly deliver such documents and instruments as Payee may request from time to time to secure, evidence and perfect Payee's security interest and relative priority in the Collateral.

In addition, this Note is being secured by a personal guarantee of Dr. Ian Reynolds, whose address is as follows: 450 Medical Center Drive, Suite 206, Webster, TX 77598.

7.    Events of Default

The following shall constitute Events of Default hereunder:

(a)       If Makers and Guarantor default in the payment of any amount due on this Note when due or defaults by failing to perform any of the other terms and conditions of the Note; and

(b)       If Makers and Guarantor shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of a receiver, trustee or liquidator for itself or all or a substantial part of its assets, or (iii) be adjudicated a bankrupt or insolvent, or (iv) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether Federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the material allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other proceeding (whether Federal or state) relating to relief of debtors, or (v) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, that approves an involuntary petition seeking reorganization of Makers and/or Guarantor, or appoints, pursuant to such a petition, a receiver, trustee or liquidator for it or all or a substantial part of its assets.

8.    Remedies

(a) Upon the happening of an Event of Default, Payee may, in Payee's sole and absolute discretion and without notice or demand to Makers and Guarantor, declare the entire amount of principal and flat fees thereon remaining outstanding hereunder immediately due and payable, whereupon, the same shall forthwith become and be due and payable without any presentment, demand or notice of any kind, all of which are expressly waived by Makers and Guarantor.

(b) Upon an event of default, all amounts outstanding shall bear interest at the default interest rate of eighteen percent (18%) per annum until paid in full, which shall be in addition to any Late Fees owed.

9.    Miscellaneous

(a) This Note shall be deemed to be made and entered into under the laws of the Commonwealth of Virginia and jurisdiction shall be proper in a court of competent jurisdiction in Fairfax County, Virginia. The Note shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia, but not with respect to the law of conflicts.

(b) This Note shall be binding upon Makers and Guarantor, as guarantor, and Makers’ and Guarantor’s successors and assigns and shall inure to the benefit of Payee and Payee's successors and assigns; and each reference herein to Makers and Guarantor or to Payee shall, except where the context shall otherwise require, be deemed to include its respective successors and assigns. Notwithstanding the foregoing, Makers and Guarantor shall not have any right to assign his obligations hereunder without Payee's prior written consent and Payee may not assign its interests hereunder without Makers’ and Guarantor’s prior written consent.

(c) Any failure by Payee to exercise any right or remedy hereunder shall not constitute a waiver of the right to exercise the same or any other right or remedy at any subsequent time, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

(d) None of the terms and provisions hereof may be waived, altered, modified, or amended except by an agreement in writing signed by Makers and Guarantor and Payee.

(e) The Makers and Guarantor of this Note hereby waive the benefit of their homestead exemption as to this debt and agree to pay all reasonable expenses incurred in collecting same including up to 25% attorney's fees of the remaining balance owed, if this Note is placed in the hands of an attorney for collection, and interest at the of eighteen percent (18%) per annum from date of default.

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

IN WITNESS WHEREOF, intending to be legally bound, Makers and Guarantor have caused this Note to be executed as of the day and year first above written by its duly authorized and empowered officer or representative.

Innolog Holdings Corporation, Maker		Innovative Logistics, Techniques, Inc., Maker

By:		By:
	William P. Danielczyk, Chairman		Richard Stewart, President

By:
Dr. Ian Reynolds, Guarantor

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TO THE CLERK OF THE CIRCUIT COURT OF FAIRFAX COUNTY, VIRGINIA:

GREETINGS: Be it known to you that the parties signatories hereto are justly indebted to Evan Gappelberg and/or Atlas Advisers, LLC pursuant to the terms and conditions as stated above in the sum of FIFTY THOUSAND & 00/100 DOLLARS ($50,000.00), plus late fees, interest at 18% per annum from March 31, 2012 or date of default, until paid and 25% attorney's fees of the remaining balance due, as to which debt is waived the benefit of the Homestead Exemptions; and do hereby constitute Terry C. Legum, Esquire, and/or Adam R. Wilk, Esquire, as their true and lawful attorney in fact, and with full power and authority hereby given to appear before you in your said office for him to confess judgment before you therein against the said parties signatories hereto, pursuant to the terms and conditions as stated above in favor of the payee of this Note, or assigns, for said sum of money with late fees and interest thereon, and the Makers and Guarantor further agrees to pay all expenses incurred in collecting same, including 25% attorney's fees of the remaining balance due and interest at the rate of eighteen percent (18%) per annum from March 31, 2012 or date of default, for the collection of said Note and for which the Makers and Guarantor authorized said attorney in fact to confess judgment against the undersigned, with waiver of the Homestead and all other exemptions.

IMPORTANT NOTICE

THIS INSTRUMENT CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

Innolog Holdings Corporation, Maker		Innovative Logistics, Techniques, Inc., Maker

By:		By:
	William P. Danielczyk, Chairman		Richard Stewart, President

By:
Dr. Ian Reynolds, Guarantor

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